SUPPLEMENT DATED MAY 1, 2015
TO

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT ADVISOR VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immeidately, the names of the following investment options have changed:

Old Name	New Name

AllianceBernstein Growth and Income Portfolio	AB Growth and Income Portfolio

AllianceBernstein Intermediate Bond Portfolio	AB Intermediate Bond Portfolio

AllianceBernstein Real Estate Portfolio	AB Real Estate Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport Advisor Vista (US) 5/2015